Exhibit 25.2

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                           FORM T - 1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST
             INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE


        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
          OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)
                            _________

          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

                           13-3781471
                       (I. R. S. Employer
                       Identification No.)


               100 Wall Street, New York, NY          10005
          (Address of principal executive offices)     (Zip Code)


                    For information, contact:
                   Dennis Calabrese, President
          First Trust of New York, National Association
                   100 Wall Street, 16th Floor
                       New York, NY  10005
                   Telephone:  (212) 361-2506


                 J.P. MORGAN & CO. INCORPORATED
       (Exact name of obligor as specified in its charter)

          Delaware                                13-2625764
          (State or other jurisdiction of         (I. R. S. Employer
          incorporation or organization)          Identification No.)

          60 Wall Street                          10260-0060
          New York, New York
          (Address of principal executive offices) (Zip Code)


                          SUBORDINATED SECURITIES
Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                         Address

               Comptroller of the Currency       Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.    List of Exhibits.

            Exhibit 1.    Articles of Association of First Trust
            of New York, National Association,
            incorporated herein by reference to
            Exhibit 1 of Form T-1, Registration
            No. 33-83774.

            Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration
            No. 33-83774.

            Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for
            First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

            Exhibit 4.    By-Laws of First Trust of New York,
            National Association, incorporated
            herein by reference to Exhibit 4 of Form T-1
            Registration No. 333-34113.

            Exhibit 5.    Not applicable.

            Exhibit 6.    Consent of First Trust of New York,
            National Association, required by
            Section 321(b) of the Act, incorporated
            herein by reference to Exhibit 6 of
            Form T-1, Registration No. 33-83774.

            Exhibit 7.    Report of Condition of First Trust of
            New York, National Association, as
            of the close of business on December 31, 1997, published pursuant to law or the requirements of its supervising or examining authority.

            Exhibit 8.    Not applicable.

            Exhibit 9.    Not applicable.





                            SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of March, 1998.

                              FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION



                              By:  /s/Catherine F. Donohue
                                      Catherine F. Donohue
                                      Vice President




                                                  Exhibit 7


          First Trust of New York, National Association
                Statement of Financial Condition
                         As of 12/31/97

                            ($000's)

                                                 12/31/97
Assets
  Cash and Due From Depository Institutions       $37,537
  Federal Reserve Stock                             3,439
  Fixed Assets                                        698
  Intangible Assets                                74,459
  Other Assets                                      6,072

     Total Assets                                $122,205


Liabilities
  Other Liabilities                                 8,020

  Total Liabilities                                 8,020

Equity
  Common and Preferred Stock                        1,000
  Surplus                                         120,932
  Undivided Profits                                (7,747)

     Total Equity Capital                         114,185

Total Liabilities and Equity Capital              $122,205



To the best of the undersigned's determination, as of this date the above financial information is true and correct.


First Trust of New York, National Association



By: /S/Catherine F. Donohue
       Vice President

Date:  March 10, 1998